UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2025

Anteris Technologies Global Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-42437	99-1407174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Toowong Tower, Level 3, Suite 302
9 Sherwood Road
Toowong, QLD
Australia	4066
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +61 7 3152 3200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AVR	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On December 3, 2025, Anteris Technologies Global Corp. (the “Company”) held its Annual Meeting of its stockholders (the “Annual Meeting”) at which a quorum was present. The matters listed below were submitted to a vote of the Company’s stockholders at the Annual Meeting through the solicitation of proxies. Detailed descriptions of the proposals are included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on November 10, 2025 (the “Proxy Statement”).

A total of 20,980,141 shares of the Company’s common stock were present at the Annual Meeting in person, by virtual attendance, or by proxy, which represents approximately 54.6% of the shares of common stock outstanding as of October 30, 2025, which was the record date for the Annual Meeting.

Proposal 1A: Election of John Seaberg as Director

The Company’s stockholders approved the election of John Seaberg as a Class I director to serve until the 2028 annual meeting of stockholders and until his successor is duly elected and qualified or until the earlier of his death, resignation, disqualification or removal. The final voting results are as follows:

Votes For	Votes Against	Abstentions
14,305,918	2,366,543	580,841

Proposal 1B: Election of Gregory Moss as Director

The Company’s stockholders approved the election of Gregory Moss as a Class I director to serve until the 2028 annual meeting of stockholders and until his successor is duly elected and qualified or until the earlier of his death, resignation, disqualification or removal. The final voting results are as follows:

Votes For	Votes Against	Abstentions
15,653,027	1,004,903	595,372

Proposal 2: Appointment of KPMG

The Company’s stockholders approved the ratification of the appointment of KPMG as the Company’s independent registered public accounting firm for the 2025 fiscal year. The final voting results are as follows:

Votes For	Votes Against	Abstentions
20,620,868	146,666	212,607

Proposal 3: Grant of RSUs to Wayne Paterson (IPO)

The Company’s stockholders approved, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 1,000,000 restricted stock units (“RSUs”) to Wayne Paterson in connection with the Company's U.S. initial public offering (the “IPO”), on the terms and conditions set out in the Proxy Statement. The final voting results are as follows:

Votes For	Votes Against	Abstentions
13,208,624	1,658,798	2,385,880

Proposal 4: Grant of RSUs to John Seaberg (IPO)

The Company’s stockholders approved, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 83,333 RSUs to John Seaberg in connection with the IPO, on the terms and conditions set out in the Proxy Statement. The final voting results are as follows:

Votes For	Votes Against	Abstentions
13,232,053	2,002,822	2,018,427

Proposal 5: Grant of RSUs to Stephen Denaro (IPO)

The Company’s stockholders approved, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 41,666 RSUs to Stephen Denaro in connection with the IPO, on the terms and conditions set out in the Proxy Statement. The final voting results are as follows:

Votes For	Votes Against	Abstentions
13,235,783	1,999,302	2,018,217

Proposal 6: Election of Gregory Moss as Director

The Company’s stockholders approved, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 52,742 RSUs to Gregory Moss in connection with appointment to the Board, on the terms and conditions set out in the Proxy Statement. The final voting results are as follows:

Votes For	Votes Against	Abstentions
13,526,644	1,707,591	2,019,067

Proposal 7: Grant of RSUs to David Roberts

The Company’s stockholders approved, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of 52,742 RSUs to David Roberts in connection with i.e. "David Roberts in connection with his appointment" appointment to the Board, on the terms and conditions set out in the Proxy Statement. The final voting results are as follows:

Votes For	Votes Against	Abstentions
13,531,294	1,702,941	2,019,067

Proposal 8: Grant of RSUs to John Seaberg

The Company’s stockholders approved, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $250,000 (in grant date value) of RSUs to John Seaberg in connection with the annual meeting for the 2025 fiscal year, on the terms and conditions set out in the Proxy Statement. The final voting results are as follows:

Votes For	Votes Against	Abstentions
13,102,222	2,166,611	1,984,469

Proposal 9: Grant of RSUs to Stephen Denaro

The Company’s stockholders approved, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $125,000 (in grant date value) of RSUs to Stephen Denaro in connection with the annual meeting for the 2025 fiscal year, on the terms and conditions set out in the Proxy Statement. The final voting results are as follows:

Votes For	Votes Against	Abstentions
13,090,812	2,173,577	1,988,913

Proposal 10: Grant of RSUs to Gregory Moss

The Company’s stockholders approved, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $61,644 (in grant date value) of RSUs to Gregory Moss in connection with the annual meeting for the 2025 fiscal year, on the terms and conditions set out in the Proxy Statement. The final voting results are as follows:

Votes For	Votes Against	Abstentions
13,150,782	2,112,607	1,989,913

Proposal 11: Grant of RSUs to David Roberts

The Company’s stockholders approved, for the purposes of ASX Listing Rule 10.14 and for all other purposes, the grant of $61,644 (in grant date value) of RSUs to David Roberts in connection with the annual meeting for the 2025 fiscal year, on the terms and conditions set out in the Proxy Statement. The final voting results are as follows:

Votes For	Votes Against	Abstentions
13,143,511	2,119,468	1,990,323

Proposal 12: Adjustments for Employee Incentive Plan Exercise Price

The Company’s stockholders approved, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, adjustments to the exercise price of certain stock options previously granted under the Company’s Employee Incentive Plan, on the terms and conditions set out in the Proxy Statement. The final voting results are as follows:

Votes For	Votes Against	Abstentions
13,230,229	2,029,493	1,993,580

Proposal 13: Amendments to 2017 and 2020 Incentive Plans

The Company’s stockholders approved, for the purposes of ASX Listing Rule 6.23.4 and for all other purposes, amendments to the terms of stock options previously granted under the Company’s 2017 Incentive Plan and 2020 Incentive Plan, as set out in the Proxy Statement. The final voting results are as follows:

Votes For	Votes Against	Abstentions
13,177,832	2,076,481	1,998,989

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Anteris Technologies Global Corp.

Date: December 3, 2025
	By:	/s/ Wayne Paterson
	Name:	Wayne Paterson
	Title:	Vice Chairman and Chief Executive Officer